SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 29, 2003
                                                            (April 23, 2003)

                      Furniture Brands International, Inc.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)


      Delaware                     I-91                  43-0337683
------------------------     -----------------        -------------------
(State of Incorporation)       (Commission                (IRS Employer
                               File Number)           Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                        ---------------------------------
                         (Registrant's telephone number)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99   Press Release, dated April 23, 2003

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition".

     On April 23, 2003, the Company issued the Press Release filed as Exhibit 99 to this Current Report on Form 8-K, which press release is incorporated herein by reference.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              Furniture Brands International, Inc.



                         By: /s/ Steven W. Alstadt
                            ------------------------------------------
                                 Steven W. Alstadt
                                 Controller and Chief Accounting Officer





Dated: April 29, 2003




                                  EXHIBIT INDEX


99       Press Release, dated April 23, 2003